Accrued Liabilities	12 Months Ended
Dec. 31, 2017
Accrued Liabilities, Current [Abstract]
Accrued Liabilities [Text Block]
Note 12 – Accrued Liabilities

	December 31,
	2017	2016
	(Millions)
Deferred income	$361	$338
Interest on debt	267	310
Employee costs	202	223
Refundable deposits	—	160
Property taxes	63	55
Asset retirement obligations	53	61
Other, including other loss contingencies	221	301
	$1,167	$1,448

Deferred income includes cash proceeds associated with restructuring certain gas gathering contracts in the Barnett Shale and Mid-Continent regions. (See Note 1 – General, Description of Business, Basis of Presentation, and Summary of Significant Accounting Policies.)
Refundable deposits in 2016 includes receipts related to an agreement to resolve several matters in relation to Transco’s Hillabee Expansion Project. In accordance with the agreement, the member–sponsors of Sabal Trail paid WPZ an aggregate amount of $240 million in three equal installments as certain milestones of the project were met. During the third quarter of 2017 WPZ received the final installment and placed the project into service. As a result of placing the project into service, WPZ reclassified the Refundable deposits to Accrued liabilities and Regulatory liabilities, deferred income, and other and expects to recognize income associated with these receipts over the term of an underlying contract.